EXHIBIT 99.1

April 7, 2015

Mr. George Harris

Hinto Energy, Inc.

5350 South Roslyn Road Greenwood Village, CO 80111

Re: Reserve report update for Cisco Field, Utah

Dear Mr. Harris,

At your request, RSM Resources, LLC (RSM) has estimated the proved reserves and future net cash flow as of December 31, 2014 for Hinto Energy, Inc. (Hinto) interests in the Cisco Field (Cisco), Mason Lake Field (Mason Lake) and Ragged Point Field (Ragged Point) properties located in Grand County, UT and Musselshell County, MT respectively. This report has been prepared using actual pricing as defined by contract with constant operating expense parameters using information provided by Hinto.

Summarized below are RSM’s estimates of net reserves and future net cash flow. Future net operating revenue is prior to deducting estimated production taxes and ad valorem taxes. Future net cash flow is after deducting these taxes, operating expenses and future capital expenditures but before consideration of federal income taxes. The discounted cash flow values included in this report are intended to represent the time value of money and should not be construed to represent an estimate of fair market value.

Oil reserves include crude oil and condensate. Oil reserves are expressed in barrels, which are equivalent to 42 United States gallons. Gas reserves are expressed in thousands of standard cubic feet (Mcf) at the contract temperature and pressure bases.

We estimate the net reserves and future cash flow to Hinto from all properties as of December 31, 2014 to be:

		Net Reserves		Future Net Cash Flow
Category		Oil (Barrels)	Gas (mcf)	Total ($M)	PW(10) ($M)
Proved Developed Producing	Cisco Field	37,295	0	$ 1,332.05	$ 474.60
	Cisco Field	1,846	61,521	$ 49.96	$ 42.95
	Cisco Total	39,141	61,521	$ 1,382.01	$ 517.55
	Mason Lake Field	31,687	0	$ 980.07	$ 724.64
PDP Total	All fields	70,828	61,521	$ 2,362.09	$ 1,242.19

Non Producing	Ragged Point Field	41,096	0	$ 1,940.44	$ 1,247.85
	Cisco Field	419	419,233	$ 506.92	$ 374.57
PDNP Total	All fields	41,515	419,233	$ 2,447.37	$ 1,622.42

	Total (all fields)	112,343	480,754	$ 4,809.45	$ 2,864.61

The estimated reserves and future cash flow shown in this report are for proved developed producing and, for certain properties, proved, developed non-producing reserves. This report does not include any value that could be attributed to interests in undeveloped acreage. Definitions of all reserves are per the 2001 (revised 2007) Society of Petroleum Engineers (SPE) and the regulation promulgated by the United States Securities and Exchange Commission (SEC) for evaluation of oil and gas reserves. A copy of the SEC Reserve Definitions is appended.

An on-site inspection of the properties has not been performed nor has the mechanical operation or condition of the wells and their related facilities been examined by RSM. No consideration was given to salvage values or abandonment costs.

The evaluation of potential environmental liability from the operation and abandonment of the properties is beyond the scope of this report. In addition, no evaluation was made to determine the degree of operator compliance with current environmental rules, regulations and reporting requirements. Therefore, no estimate of potential economic liability, if any, from environmental concerns is included in the projections presented herein.

The reserves included in this report are estimates only and should not be construed as exact quantities. They may or may not be recovered. If recovered, the revenues therefrom and the costs related thereto could be more or less than the estimated amounts. These estimates should be accepted with the understanding that future development, production history, changes in regulations, product prices and operating expenses would probably cause a revision in subsequent evaluations.

Forecasts of future oil production have been prepared using the methods of production decline analysis and analogy. In decline forecasting, future rates of production are estimated by analyzing the historical patterns of production over time. The decline method is considered among the most reliable forecasting methods and has been used fop producing properties that show a predictable decline pattern. Analogy analysis has been used for certain wells that do not have a predictable decline in producing rates. Analogy forecasts use similar offset well(s) to assist in estimating future production. Analogy forecasts are less predictable than decline forecasts for individual wells, but may have improved reliability in total when a number of wells are summed as in a field forecast.

No records of repairs/workover operations were produced by Hinto to validate incremental reserves. No undeveloped reserves have been included. Oil/Gas pricing is not escalated. Operating costs were adjusted based on Hinto experience in the area to reflect average expenses using cost estimates provided by Hinto. Overhead/G&A are not included in the operating expenses. No development expenses have been included in this evaluation.

Limitations and Conclusion

RSM expresses no opinions and makes no representations as to questions of legal interpretation, accounting interpretation or as to the sufficiency for your purposes of the above discussed procedures. In addition, this reserve analysis has relied, without independent verification, upon the accuracy and completeness of certain information and data furnished by or on behalf of Hinto, from either commercial data services, the State of Montana Oil and Gas Division, the State of Utah Oil and Gas Division or Hinto Energy, Inc. with respect to ownership interests, production histories and various cost and revenue information.

There are numerous uncertainties in estimating quantities of reserves and in projecting future rates of production and the timing of development expenditures, including many factors beyond our control. The reserve data set forth in this reserve report are only estimates. Although we believe these estimates to be reasonable, reserve estimates are imprecise and may be expected to change as additional information becomes available. Estimates of natural gas and oil reserves, of necessity, are projections based upon engineering data, and there are uncertainties inherent in the interpretation of this data, as well as the projection of future rates of production and the timing of expenditures.

Reservoir engineering is a subjective process of estimating underground accumulations of natural gas and oil that cannot be exactly measured. Therefore, estimates of the economically recoverable quantities of natural gas and oil attributable to any particular group of properties, classifications of the reserves based on risk of recovery and the estimates are a function of the quality of available data and of engineering and geological interpretation and judgment and the future net cash flows expected there from, prepared by different engineers or by the same engineers at different times may wary substantially. There also can be no assurance that the reserves set forth herein will ultimately be produced or that the proved undeveloped reserves will be developed within the periods anticipated. Actual production, revenues and expenditures with respect to these reserves stated herein will likely vary from estimates, and such variances may be material. In addition the estimates of future net revenues from our proved reserves and the present value thereof are based upon certain assumptions about future production levels, prices and costs that may not be correct.

Current United States Securities and Exchange Commission guidance requires that the reserve cash flow estimates be based upon either a 12 month -first day of the month annual average price for oil and gas, or a price as dictated by contract. The price information in this report is based upon a fixed contract price as reported by Hinto.

Actual sales months were used in the calculating the average price used for each field. For the proved , non-producing field the average price from a nearby Hinto field was used. Recoverable reserves of oil and natural gas are a function of sales price for the product. Higher prices will normally result in additional recovery of reserves prior to the well(s) reaching the production economic limit.

Attachments:

Economic data -Cisco Field

 Economic data -Mason Lake Field Economic data -Ragged Point Field Cisco Field average oil price data

Mason Lake Field average oil price data

 Net Field Summary

RESERVES AND ECONOMICS
Cisco																Dakota
Cisco, UT																Proved Producing
Grand, UT
Hinto Energy, Inc.																As of Date:	12/31/14
No.	Year	No.	Gross Production		Net Production		Prices		Net Operating Revenue			---------------	Net	----------------	Net	Cum.	Cum. CF
			Oil	Gas	Oil	Gas	Oil	Gas	Oil	Gas	Total	OPEX	CAPEX	Taxes	Cash Flow	Cashflow	Disc. @10%
		Wells	(MBbl)	(MMScf)	(MBbl)	(MMScf)	($/Bbl)	($/MScf)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
1	2015	5	1.791	0.000	1.433	0.000	82.22	2.50	117.80	0.00	117.804	48.000	0.000	11.309	58.495	58.495	53.177
2	2016	5	1.773	0.000	1.418	0.000	82.22	2.50	116.63	0.00	116.626	48.000	0.000	11.196	57.430	115.924	100.640
3	2017	5	1.755	0.000	1.404	0.000	82.22	2.50	115.46	0.00	115.460	48.000	0.000	11.084	56.375	172.300	142.995
4	2018	5	1.738	0.000	1.390	0.000	82.22	2.50	114.30	0.00	114.305	48.000	0.000	10.973	55.332	227.631	180.787
5	2019	5	1.720	0.000	1.376	0.000	82.22	2.50	113.16	0.00	113.162	48.000	0.000	10.864	54.298	281.930	214.502
6	2020	5	1.703	0.000	1.363	0.000	82.22	2.50	112.03	0.00	112.030	48.000	0.000	10.755	53.275	335.205	244.575
7	2021	5	1.686	0.000	1.349	0.000	82.22	2.50	110.91	0.00	110.910	48.000	0.000	10.647	52.263	387.468	271.394
8	2022	5	1.669	0.000	1.335	0.000	82.22	2.50	109.80	0.00	109.801	48.000	0.000	10.541	51.260	438.728	295.307
9	2023	5	1.653	0.000	1.322	0.000	82.22	2.50	108.70	0.00	108.703	48.000	0.000	10.435	50.267	488.995	316.625
10	2024	5	1.636	0.000	1.309	0.000	82.22	2.50	107.62	0.00	107.616	48.000	0.000	10.331	49.285	538.280	335.627
11	2025	5	1.620	0.000	1.296	0.000	82.22	2.50	106.54	0.00	106.540	48.000	0.000	10.228	48.312	586.592	352.560
12	2026	5	1.604	0.000	1.283	0.000	82.22	2.50	105.47	0.00	105.474	48.000	0.000	10.126	47.349	633.940	367.647
13	2027	5	1.588	0.000	1.270	0.000	82.22	2.50	104.42	0.00	104.420	48.000	0.000	10.024	46.395	680.336	381.086
14	2028	5	1.572	0.000	1.257	0.000	82.22	2.50	103.38	0.00	103.375	48.000	0.000	9.924	45.451	725.787	393.054
15	2029	5	1.556	0.000	1.245	0.000	82.22	2.50	102.34	0.00	102.342	48.000	0.000	9.825	44.517	770.304	403.711
16	2030	5	1.540	0.000	1.232	0.000	82.22	2.50	101.32	0.00	101.318	48.000	0.000	9.727	43.592	813.895	413.198
17	2031	5	1.525	0.000	1.220	0.000	82.22	2.50	100.30	0.00	100.305	48.000	0.000	9.629	42.676	856.571	421.641
18	2032	5	1.510	0.000	1.208	0.000	82.22	2.50	99.30	0.00	99.302	48.000	0.000	9.533	41.769	898.340	429.154
19	2033	5	1.495	0.000	1.196	0.000	82.22	2.50	98.31	0.00	98.309	48.000	0.000	9.438	40.871	939.211	435.837
20	2034	5	1.480	0.000	1.184	0.000	82.22	2.50	97.33	0.00	97.326	48.000	0.000	9.343	39.983	979.194	441.780
21	2035	5	1.465	0.000	1.172	0.000	82.22	2.50	96.35	0.00	96.353	48.000	0.000	9.250	39.103	1,018.297	447.064
22	2036	5	1.450	0.000	1.160	0.000	87.22	2.50	95.39	0.00	95.389	48.000	0.000	9.157	38.232	1,056.528	451.760
23	2037	5	1.436	0.000	1.149	0.000	82.22	2.50	94.44	0.00	94.435	48.000	0.000	9.066	37.369	1,093.898	455.934
24	2038	5	1.421	0.000	1.137	0.000	82.22	2.50	93.49	0.00	93.491	48.000	0.000	8.975	36.516	1,130.413	459.641
25	2039	5	1.407	0.000	1.126	0.000	82.22	2.50	92.56	0.00	92.556	48.000	0.000	8.885	35.671	1,166.084	462.933
26	2040	5	1.393	0.000	1.114	0.000	82.22	2.50	91.63	0.00	91.630	48.000	0.000	8.797	34.834	1,250.918	465.856
27	2041	5	1.379	0.000	1.103	0.000	82.22	2.50	90.71	0.00	90.714	48.000	0.000	8.709	34.005	1,234.923	468.450
28	2042	5	1.365	0.000	1.092	0.000	82.22	2.50	89.81	0.00	89.807	48.000	0.000	8.621	33.185	1,268.109	470.751
29	2043	5	1.352	0.000	1.081	0.000	82.22	2.50	88.91	0.00	88.909	48.000	0.000	8.535	32.374	1,300.482	472.792
30	2044	5	1.338	0.000	1.071	0.000	82.22	2.50	88.02	0.00	88.020	48.000	0.000	8.450	31.570	1,332.052	474.601
Total			46.619	0.000	37.295	0.000			3,066.43	0.00	3,066.429	1,440.000	0.000	294.377	1,332.052
Cum.			4.971	0.000
Ult.			51.590	0.000
NPV Profile
												@ %	NPV (M$)
	Net Present Value @10% - M$				474.60		Working Interest - fraction			1.000000		10	474.60
	Remaining Prod. Life - Yrs				80.04		NRI - Oil, fraction			0.800000		20	266.55
	Rate of Return, %				>100		NRI - Gas, fraction			0.800000		30	183.50
	Lease Operating Exp. - $/Month				4,000							40	139.74
	Average Oil Price - $/Bbl				82.22		Oil Sev. Tax - % or $/Bb		l	4.6000		50	112.81			Case:	Oil PDP
	Average Gas Price - $/Mscf				#DIV/0!		Gas Sev. Tax - % or $/Mscf			4.0000		60	94.58			Run Date:	07-Apr-15
	Economic Limit - Bbls/Month				67.10		Ad Valorem Tax - %			5.0000		70	81.42			Run Time:	10:47 AM
												80	71.47			Data File:	Cisco Oil PDP

RESERVES AND ECONOMICS
Oil Well/Lease
Well/Lease Name:	Cisco		Case No:		Oil PDP
Field, Location:	Cisco, UT		LOE ($/Month):		4,000.0
County, State:	Grand, UT		Gas Sev. Tax:		4.000
Operator:	Hinto Energy, Inc.		Oil Sev. Tax:		4.600
			Ad Val. Tax:		5.000
Formation, Depth:	Dakota		Oil Price ($/bbl):		82.22
Reserve Category:	Proved Producing		Gas Price ($/Mscf):		2.50
			GOR (Scf/Bbl):		0.0
Gross Investgents:	$	Year	No. of Wells:		5
	0	2015	Oil Rate (Bbl/M):		150
	0	2016	Dec/Y - (%):		1.0
			Erate (Bbl/M):		0
Interests	Fraction		Cum. Oil (MBbl):		4.971
Working Int.	1.00000		Cum. Gas (MMScf):		0.000
NRI - Oil	0.80000		Beg. Year:		2015
NRI - Gas	0.80000		As of Date:		12/31/14
Guess IRR	0.55000		File Name:		Cisco Oil PDP
Please PgDn for Escalations
Escalations
Oil Well/Lease
To
		%	Year		Year
Oil Price Escalation	1.	0.00	2017	Production Start	2015
	2.	0.00	2020
	3.	0.00	2030
Gas Price Escalation	1.	0.00	2017
	2.	0.00	2020
	3.	0.00	2030
OPEX Escalation	1.	0.00	2017
	2.	0.00	2020
	3.	0.00	2030
Note: Economic c Limit is not calculated for Escalated Economics,
Please Specify ERATE in the Main Menh Above.
Please PgUp for Main Menu

RESERVES AND ECONOMICS
Cisco Gas Wells																Various
Cisco Field																Proved Producing
Grand, UT
Hinto Energy, Inc.																As of Date:	1/1/2015
No.	Year	No.	Gross Production		Net Production		Prices		Net Operating Revenue			----------------	Net	----------------	Net	Cum.	Cum. CF
			Oil	Gas	Oil	Gas	Oil	Gas	Oil	Gas	Total	OPEX	CAPEX	Taxes	Cash Flow	Cashflow	Disc. @10%
		Wells	(MBbl)	(MMScf)	(MBbl)	(MMScf)	($/Bbl)	($/MScf)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
1	2015	4	0.558	18.587	0.488	16.263	82.22	2.50	40.12	40.66	80.774	48.000	0.000	7.510	25.263	25.263	22.967
2	2016	4	0.491	16.356	0.429	14.312	82.22	2.50	35.30	35.78	71.081	48.000	0.000	6.609	16.472	41.735	36.580
3	2017	4	0.432	14.394	0.378	12.594	82.22	2.50	31.07	31.49	62.551	48.000	0.000	5.816	8.735	50.470	43.142
4	2018	4	0.380	12.666	0.332	11.083	82.22	2.50	27.34	27.71	55.045	48.000	0.000	5.118	1.927	52.397	44.458
5	2019	4	0.249	8.307	0.218	7.269	82.22	2.50	17.93	18.17	36.102	35.180	0.000	3.357	(2.435)	49.962	42.947
6	2020	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	49.962	42.947
7	2021	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	49.962	42.947
8	2022	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	49.962	42.947
9	2023	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	49.962	42.947
10	2024	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	49.962	42.947
11	2025	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	49.962	42.947
12	2026	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	49.962	42.947
13	2027	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	49.962	42.947
14	2028	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	49.962	42.947
15	2029	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	49.962	42.947
16	2030	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	49.962	42.947
17	2031	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	49.962	42.947
18	2032	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	49.962	42.947
19	2033	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	49.962	42.947
20	2034	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	49.962	42.947
21	2035	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	49.962	42.947
22	2036	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	49.962	42.947
23	2037	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	49.962	42.947
24	2038	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	49.962	42.947
25	2039	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	49.962	42.947
26	2040	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	49.962	42.947
27	2041	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	49.962	42.947
28	2042	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	49.962	42.947
29	2043	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	49.962	42.947
30	2044	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	49.962	42.947
Total			2.109	70.310	1.846	61.521			151.75	153.80	305.553	227.180	0.000	28.410	49.962
Cum.			0.527	62.707
Ult.			2.636	133.017
NPV Profile
												@ %	NPV (M$)
	Net Present Value @10% - M$				42.95		Working Interest - fraction			1.000000		10	42.95
	Remaining Prod. Life - Yrs				4.73		NRI - Oil, fraction			0.875000		20	37.50
	Rate of Return, %				>100		NRI - Gas, fraction			0.875000		30	33.17
	Lease Operating Exp. - $/Month				4,000							40	29.68
	Average Oil Price - $/Bbl				82.22		Oil Sev. Tax - % or $/Bbl			4.6000		50	26.81			Case:	Gas PDP
	Average Gas Price - $/Mscf				2.50		Gas Sev. Tax - % or $/Mscf			4.0000		60	24.42			Run Date:	07-Apr-15
	Economic Limit - MScf/Month				901.00		Ad Valorem Tax - %			5.0000		70	22.40			Run Time:	01:30 PM
												80	20.67			Data File:	Cis Gas PDP

RESERVES AND ECONOMICS
Gas Well/Lease
Well/Lease Name:	Cisco Gas Wells		Case No:		Gas PDP
Field, Location:	Cisco Field		LOE ($/Month):		4,000.0
County, State:	Grand, UT		Gas Sev. Tax:		4.0000
Operator:	Hinto Energy, Inc.		Oil Sev. Tax:		4.6000
			Ad Val. Tax:		5.0000
Formation, Depth:	Various		Oil Price ($/Stb):		82.22
Reserve Category:	Proved Producing		Gas Price ($/MScf):		2.50
			YLD (Bbl/MScf):		0.03000
Gross Investments:	$	Year	No. of Wells:		4
	0	2015	Gas Rate (MScf/M)		1,650
	0	2016	Dec/Y - (%):		12.0
			Erate (MScf/M):		901
Interests	Fraction		Cum. Oil (MBbl):		0.527
Working Int.	1.00000		Cum. Gas (MMScf)		62.707
NRI - Oil	0.87500		Beg. Year:		2015
NRI - Gas	0.87500		As of Date:		01/01/15
Guess IRR	0.55000		File Name:		Cis Gas PDP
Please PgDn for Escalations
Escalations
Gas Well/Lease
To
		%	Year		Year
Oil Price Escalation	1.	0.00	2017	Production Start	2015
	2.	0.00	2020
	3.	0.00	2030
Gas Price Escalation	1.	0.00	2017
	2.	0.00	2020
	3.	0.00	2030
OPEX Escalation	1.	0.00	2017
	2.	0.00	2020
	3.	0.00	2030
Note:Economic Limit is not calculated for Escalated Economics,
Please Specify ERATE in the Main Menu Above.
Please PgUp for Main Menu

RESERVES AND ECONOMICS
Cisco Gas Wells																Various
Cisco Field																Proved Non Producing
Grand, UT
Hinto Energy, Inc.																As of Date:	1/1/2015
No.	Year	No.	Gross Production		Net Production		Prices		Net Operating Revenue			----------------	Net	----------------	Net	Cum.	Cum. CF
			Oil	Gas	Oil	Gas	Oil	Gas	Oil	Gas	Total	OPEX	CAPEX	Taxes	Cash Flow	Cashflow	Disc. @10%
		Wells	(MBbl)	(MMScf)	(MBbl)	(MMScf)	($/Bbl)	($/MScf)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
1	2015	9	0.081	81.106	0.071	70.967	82.22	2.50	5.83	177.42	183.253	54.000	0.000	9.198	120.056	120.056	109.142
2	2016	9	0.071	71.373	0.062	62.451	82.22	2.50	5.13	156.13	161.263	54.000	0.000	8.094	99.169	219.225	191.099
3	2017	9	0.063	62.808	0.055	54.957	82.22	2.50	4.52	137.39	141.911	54.000	0.000	7.123	80.789	300.014	251.797
4	2018	9	0.055	55.271	0.048	48.362	82.22	2.50	3.98	120.91	125.882	54.000	0.000	6.268	64.614	364.628	295.930
5	2019	9	0.049	48.639	0.043	42.559	82.22	2.50	3.50	106.40	109.896	54.000	0.000	5.516	50.380	415.008	327.212
6	2020	9	0.043	42.802	0.037	37.452	82.22	2.50	3.08	93.63	96.709	54.000	0.000	4.854	37.855	452.863	348.580
7	2021	9	0.038	37.666	0.033	32.958	82.22	2.50	2.71	82.39	85.104	54.000	0.000	4.271	26.832	479.695	362.349
8	2022	9	0.033	33.146	0.029	29.003	82.22	2.50	2.38	72.51	74.891	54.000	0.000	3.759	17.132	496.827	370.341
9	2023	9	0.029	29.168	0.026	25.522	82.22	2.50	2.10	63.81	65.904	54.000	0.000	3.308	8.596	505.424	373.987
10	2024	9	0.017	17.145	8.015	15.002	82.22	2.50	1.23	37.51	38.739	35.294	0.000	1.944	1.501	506.924	374.566
11	2025	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	506.924	374.566
12	2026	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	506.924	374.566
13	2027	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	506.924	374.566
14	2028	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	506.924	374.566
15	2029	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	506.924	374.566
16	2030	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	506.924	374.566
17	2031	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	506.924	374.566
18	2032	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	506.924	374.566
19	2033	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	506.924	374.566
20	2034	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	506.924	374.566
21	2035	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	506.924	374.566
22	2036	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	506.924	374.566
23	2037	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	506.924	374.566
24	2038	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	506.924	374.566
25	2039	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	506.924	374.566
26	2040	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	506.924	374.566
27	2041	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	506.924	374.566
28	2042	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	506.924	374.566
29	2043	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	506.924	374.566
30	2044	0	0.000	0.000	0.000	0.000	82.22	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	506.924	374.566
Total			0.479	479.124	0.419	419.233			34.47	1,048.08	1,082.553	521.294	0.000	54.334	506.924
Cum.			0.176	174.050
Ult.			0.655	653.174
NPV Profile
												@ %	NPV (M$)
	Net Present Value @30% - M$				374.57		Working Interest - fraction			1.000000		10	374.57
	Remaining Prod. Life - Yrs				9.65		NRI - Oil, fraction			0.875000		20	293.13
	Rate of Return, %				>100		NRI - Gas, fraction			0.875000		30	239.13
	Lease Operating Exp. - $/Month				4,500							40	201.18
	Average Oil Price - $/Bbl				82.22		Oil Sev. Tax - % or $/Bbl			4.6000		50	173.26			Case:	PDNP Cisco
	Average Gas Price - $/Mscf				2.50		Gas Sev. Tax - % or $/Mscf			4.0000		60	151.95			Run Date:	07-Apr-15
	Economic Limit - MScf/Month				2,096.00		Ad Valorem Tax - %			1.0000		70	135.21			Run Time:	01:29 PM
												80	121.73			Data File:	Cis Gas PDNP

RESERVES AND ECONOMICS
Gas Well/Lease
Well/Lease Name:	Cisco Gas Wells		Case No:		PDNP Cisco
Field, Location:	Cisco Field		LOE ($/Month):		4,500.0
County, State:	Grand, UT		Gas Sev. Tax:		4.0000
Operator:	Hinto Energy, Inc.		Oil Sev. Tax:		4.6000
			Ad Val. Tax:		1.0000
Formation, Depth:	Various		Oil Price ($/Stb):		82.22
Reserve Category:	Proved Non Producing		Gas Price ($/MScf):		2.50
			YLD (Bbl/MScf):		0.00100
Gross Investments:	$	Year	No. of Wells:		9
	0	2015	Gas Rate (MScf/M)		7,200
	0	2016	Dec/Y - (%):		12.0
			Erate (MScf/M):		0
Interests	Fraction		Cum. Oil (MBbl):		0.176
Working Int.	1.00000		Cum. Gas (MMScf)		174.050
NRI - Oil	0.87500		Beg. Year:		2015
NRI - Gas	0.87500		As of Date:		01/01/15
Guess IRR	0.55000		File Name:		Cis Gas PDN
Please PgDn for Escalations
Escalations
Gas Well/Lease
To
		%	Year		Year
Oil Price Escalation	1.	0.00	2017	Production Start	2015
	2.	0.00	2020
	3.	0.00	2030
Gas Price Escalation	1.	0.00	2017
	2.	0.00	2020
	3.	0.00	2030
OPEX Escalation	1.	0.00	2017
	2.	0.00	2020
	3.	0.00	2030
Note:Econqmic Limit is not calculated for Escalated Economics,
Please Specify ERATE in the Main Menu Above.
Please PgUp for Main Menu

RESERVES AND ECONOMICS
Mason Lake Field																Cat Creek, Amsden wtr flood
Mason Lake																Proved Producing
Musselshell, MT
Hinto Energy, Inc.																As of Date:	12/31/14
No.	Year	No.	Gross Production		Net Production		Prices		Net Operating Revenue			---------------	Net	----------------	Net	Cum.	Cum. CF
			Oil	Gas	Oil	Gas	Oil	Gas	Oil	Gas	Total	OPEX	CAPEX	Taxes	Cash Flow	Cashflow	Disc. @10%
		Wells	(MBbl)	(MMScf)	(MBbl)	(MMScf)	($/Bbl)	($/MScf)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(S$)
1	2015	5	6.513	0.007	5.211	0.005	76.73	2.50	399.80	0.01	399.815	124.800	0.000	43.978	231.037	231.037	210.033
2	2016	5	5.797	0.006	4.637	0.005	76.73	2.50	355.82	0.01	355.835	124.800	0.000	39.141	191.895	422.932	368.624
3	2017	5	5.159	0.005	4.127	0.004	76.73	2.50	316.68	0.01	316.694	124.800	0.000	34.835	157.058	579.990	486.624
4	2018	5	4.592	0.005	3.673	0.004	76.73	2.50	281.85	0.01	281.857	124.800	0.000	31.003	126.054	706.044	572.721
5	2019	5	4.086	0.004	3.269	0.003	76.73	2.50	250.84	0.01	250.853	124.800	0.000	27.593	98.460	804.504	633.857
6	2020	5	3.637	0.004	2.910	0.003	76.73	2.50	223.25	0.01	223.259	124.800	0.000	24.558	73.901	878.405	675.572
7	2021	5	3.237	0.003	2.590	0.003	76.73	2.50	198.69	0.01	198.701	124.800	0.000	21.856	52.044	930.450	702.279
8	2022	5	2.881	0.003	2.305	0.002	76.73	2.50	176.84	0.01	176.844	124.800	0.000	19.452	32.591	963.041	717.483
9	2023	5	2.564	0.003	2.051	0.002	76.73	2.50	157.39	0.01	157.391	124.800	0.000	17.312	15.278	978.319	723.963
10	2024	5	1.143	0.001	0.914	0.001	76.73	2.50	70.14	0.00	70.143	60.675	0.000	7.715	1.752	980.071	724.638
11	2025	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	980.071	724.638
12	2026	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	980.071	724.638
13	2027	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	980.071	724.638
14	2028	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	980.071	724.638
15	2029	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	980.071	724.638
16	2030	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	980.071	724.638
17	2031	0	0.500	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	980.071	724.638
18	2032	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	980.071	724.638
19	2033	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	980.071	724.638
20	2034	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	980.071	724.638
21	2035	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	980.071	724.638
22	2036	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	980.071	724.638
23	2037	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	980.071	724.638
24	2038	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	980.071	774.638
25	2039	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	980.071	724.638
26	2040	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	980.071	724.638
27	2041	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	980.071	724.638
28	2042	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	980.071	724.638
29	2043	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	980.071	724.638
30	2044	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	980.071	724.638
Total			39.608	0.040	31.687	0.032			2,431.31	0.08	2,431.391	1,183.875	0.000	267.444	980.071
Cum.			1,022.000	0.000
Ult.			9,061.608	0.040
NPV Profile
												@ %	NPV (M$)
	Net Present Value @10% - M$				724.64		Working Interest - fraction			1.000000		10	724.64
	Remaining Prod. Life - Yrs				9.49		NRI - Oil, fraction			0.800000		20	567.14
	Rate of Return, %				>100		NRI - Gas, fraction			0.800000		30	462.58
	Lease Operating Exp. - $/Month				10,400							40	389.05
	Average Oil Price - $/Bbl				76.73		Oil Sev. Tax - % or $/Bb		l	11.0000		50	334.95			Case:	1
	Average Gas Price - $/Mscf				2.50		Gas Sev. Tax - % or $/Mscf			0.0000		60	293.67			Run Date:	07-Apr-15
	Economic Limit - Bbls/Month				190.36		Ad Valorem Tax - %			0.0000		70	261.23			Run Time:	10:42 AM
												80	235.13			Data File:	Mas Lk PDP

RESERVES AND ECONOMICS
Oil Well/Lease
Well/Lease Name:	Mason Lake Field			Case No:	1
Field, Location:	Mason Lake			LOE ($/Month):	10,400.0
County, State:	Musselshell, MT			Gas Sev. Tax:	0.000
Operator:	Hinto Energy, Inc.			Oil Sev. Tax:	11.000
				Ad Val. Tax:	0.000
Formation, Depth:	Cat Creek, Amsden wtr flood			Oil Price ($/bbl):	76.73
Reserve Category:	Proved Producing			Gas Price ($/Mscf):	2.50
				GOR (Scf/Bbl):	1.0
Gross Investments:	$	Year		No. of Wells:	5
	0	2015		Oil Rate (Bbl/M):	575
	0	2016		Dec/Y - (%):	11.0
				Erate (Bbl/M):	0
Interests	Fraction			Cum. Oil (MBbl):	1,022.000
Working Int.	1.00000			Cum. Gas (MMScf):	0.000
NRI - Oil	0.80000			Beg. Year:	2015
NRI - Gas	0.80000			As of Date:	12/31/14
Guess IRR	0.55000			File Name:	Mas Lk PDP
Please PgDn for Escalations
Escalations
Oil Well/Lease
To
		%	Year		Year
Oil Price Escalation	1.	0.00	2017	Production Start	2015
	2.	0.00	2020
	3.	0.00	2030
Gas Price Escalation	1.	0.00	2017
	2.	0.00	2020
	3.	0.00	2030
OPEX Escalation	1.	0.00	2017
	2.	0.00	2020
	3.	0.00	2030
Note: Economi c Limit is not calculated for Escalated Economics,
Please Specify ERATE in the Main Menu Above.
Please PgUp for Main Menu

RESERVES AND ECONOMICS
Ragged Point																Tyler
Ragged Point																Proved Producing
Musselshell, MT
Hinto Energy, Inc.																As of Date:	12/31/14
No.	Year	No.	Gross Production		Net Production		Prices		Net Operating Revenue			---------------	Net	----------------	Net	Cum.	Cum. CF
			Oil	Gas	Oil	Gas	Oil	Gas	Oil	Gas	Total	OPEX	CAPEX	Taxes	Cash Flow	Cashflow	Disc. @10%
		Wells	(MBbl)	(MMScf)	(MBbl)	(MMScf)	($/Bbl)	($/MScf)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
1	2015	8	6.513	0.007	5.211	0.005	76.73	2.50	399.80	0.01	399.815	49.920	0.000	43.978	305.917	305.917	278.106
2	2016	8	5.797	0.006	4.637	0.005	76.73	2.50	355.82	0.01	355.835	49.920	0.000	39.141	266.775	572.692	498.581
3	2017	8	5.159	0.005	4.127	0.004	76.73	2.50	316.68	0.01	316.694	49.920	0.000	34.835	231.938	804.630	672.840
4	2018	8	4.592	0.005	3.673	0.004	76.73	2.50	281.85	0.01	281.857	49.920	0.000	31.003	200.934	1,005.564	810.081
5	2019	8	4.086	0.004	3.269	0.003	76.73	2.50	250.84	0.01	250.853	49.920	0.000	27.593	173.340	1,178.904	917.711
6	2020	8	3.637	0.004	2.910	0.003	76.73	2.50	223.25	0.01	223.259	49.920	0.000	24.558	148.781	1,327.685	1,001.694
7	2021	8	3.237	0.003	2.590	0.003	76.73	2.50	198.69	0.01	198.701	49.920	0.000	21.856	126.924	1,454.610	1,066.826
8	2022	8	2.881	0.003	2.305	0.002	76.73	2.50	176.84	0.01	176.844	49.920	0.000	19.452	107.471	1,562.081	1,116.963
9	2023	8	2.564	0.003	2.051	0.002	76.73	2.50	157.39	0.01	157.391	49.920	0.000	17.312	90.158	1,652.239	1,155.199
10	2024	8	2.282	0.002	1.826	0.002	76.73	2.50	140.07	0.00	140.078	49.920	0.000	15.408	74.750	1,726.989	1,184.018
11	2025	8	2.031	0.002	1.625	0.002	76.73	2.50	124.67	0.00	124.669	49.920	0.000	13.713	61.036	1,788.025	1,205.411
12	2026	8	1.808	0.002	1.446	0.001	76.73	2.50	110.95	0.00	110.956	49.920	0.000	12.205	48.831	1,836.856	1,220.970
13	2027	8	1.609	0.002	1.287	0.001	76.73	2.50	98.75	0.00	98.750	49.920	0.000	10.862	37.968	1,874.824	1,231.968
14	2028	8	1.432	0.001	1.145	0.001	76.73	2.50	87.89	0.00	87.888	49.920	0.000	9.667	28.301	1,903.125	1,239.420
15	2029	8	1.274	0.001	1.019	0.001	76.73	2.50	78.22	0.00	78.220	49.920	0.000	8.604	19.696	1,922.821	1,244.135
16	2030	8	1.134	0.001	0.907	0.001	76.73	2.50	69.61	0.00	69.611	49.920	0.000	7.658	12.039	1,934.860	1,246.755
17	2031	8	1.009	0.001	0.807	0.001	76.73	2.50	61.96	0.00	61.958	49.920	0.000	6.815	5.223	1,940.083	1,247.789
18	2032	8	0.326	0.000	0.260	0.000	76.73	2.50	19.98	0.00	19.982	17.425	0.000	2.198	0.359	1,940.442	1,247.853
19	2033	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	1,940.442	1,247.853
20	2034	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	1,940.442	1,247.853
21	2035	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	1,940.442	1,247.853
22	2036	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	1,940.442	1,247.853
23	2037	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	1,940.442	1,247.853
24	2038	0	0.000	0.000	0.009	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	1,940.442	1,247.853
25	2039	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	1,940.442	1,247.853
26	2040	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	1,940.442	1,247.853
27	2041	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	1,940.442	1,247.853
28	2042	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	1,940.442	1,247.853
29	2043	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	1,940.442	1,247.853
30	2044	0	0.000	0.000	0.000	0.000	76.73	2.50	0.00	0.00	0.000	0.000	0.000	0.000	0.000	1,940.442	1,247.853
Total			51.369	0.051	41.096	0.041			3,153.26	0.10	3,153.366	866.065	0.000	346.859	1,940.442
Cum.			3,814.552	0.000
Ult.			3,865.921	0.051
NPV Profile
												@ %	NPV (M$)
	Net Present Value @10% - M$				1,247.85		Working Interest - fraction			1.000000		10	1,247.85
	Remaining Prod. Life - Yrs				17.35		NRI - Oil, fraction			0.800000		20	902.39
	Rate of Return, %				>100		NRI - Gas, fraction			0.800000		30	702.04
	Lease Operating Exp. - $/Month				4,160							40	573.01
	Average Oil Price - $/Bbl				76.73		Oil Sev. Tax - % or $/Bb		l	11.0000		50	483.52			Case:	1
	Average Gas Price - $/Mscf				2.50		Gas Sev. Tax - % or $/Mscf			0.0000		60	417.98			Run Date:	07-Apr-15
	Economic Limit - Bbls/Month				76.14		Ad Valorem Tax - %			0.0000		70	367.99			Run Time:	10:59 AM
												80	328.63			Data File:	RagPt PDNP

RESERVES AND ECONOMICS
Oil Well/Lease
Well/Lease Name:	Ragged Point		Case No:		1
Field, Location:	Ragged Point		LOE ($/Month):		4,160.0
County, State:	Musselshell, MT		Gas Sev. Tax:		0.000
Operator:	Hinto Energy, Inc.		Oil Sev. Tax:		11.000
			Ad Val. Tax:		0.000
Formation, Depth:	Tyler		Oil Price ($/bbl):		76.73
Reserve Category:	Proved Producing		Gas Price ($/Mscf):		2.50
			GOR (Scf/Bbl):		1.0
Gross Investments:	$	Year	No. of Wells:		8
	0	2015	Oil Rate (Bbl/M):		575
	0	2016	Dec/Y - (%):		11.0
			Erate (Bbl/M):		0
Interests	Fraction		Cum. Oil (MBbl):		3,814.552
Working Int.	1.00000		Cum. Gas (MMScf):		0.000
NRI - Oil	0.80000		Beg. Year:		2015
NRI - Gas	0.80000		As of Date:		12/31/14
Guess IRR	0.55000		File Name:		RagPt PDNP
Please FgDn for Escalations
Escalations
Oil Well/Lease
To
		%	Year		Year
Oil Price Escalation	1.	0.00	2017	Production Start	2015
	2.	0.00	2020
	3.	0.00	2030
Gas Price Escalation	1.	0.00	2017
	2.	0.00	2020
	3.	0.00	2030
OPEX Escalation	1.	0.00	2017
	2.	0.00	2020
	3.	0.00	2030
Note: Economi c Limit is not calculated for Escalated Economics,
Please Specify ERATE in the Main Menu Above.
Please PgUp for Main Menu

Cisco2014 Sales
Date	# of BBLS	Price per BBL	Total	Hinto's 80%	Total Recognized by Hinto
4/30/2014	19.05	87.085	1,658.97	1,327.18	1,244.89
30-Apr	89.74	87.085	7,815.01	6,252.01	5,864.37
4/30/2014	60.95	87.085	5,307.83	4,246.26	4,025.45
	169.74					11,134.71
6/14/2014	27.66	90.1967	2,494.84	1,995.87	1,872.88
6/14/2014	87.22	90.1967	7,866.96	6,293.56	5,902.62
6/30/2014	41.68	90.1967	3,759.40		3,759.40	11,534.90
	156.56

10/31/2014	46.21	69.3891	3,206.47		3,206.47
10/31/2014	68.88	69.3891	4,779.52		4,779.56
10/31/2014	35.91	69.3891	2,491.76	1,993.41	1,993.41
	151					9,979.40
	803.6	740.0124				32,649.01
	Average price	82.2236			32,649.01
TOTALS	1,758.20

Mason Lake 2014 Sales
Date	# of BBLS	Price per BBL	Total	Total for Month
					Month	Price
3/31/2014	186.82	87.25677	16,301.31		March	$ 89.25677
3/31/2014	50.17	87.25677	4,377.67		April	$ 86.85467
				20,678.98	May	$ 88.89452
					June	$ 89.41667
4/15/2014	231.75	86.85467	20,128.57		July	$ 86.02194
4/19/2014	233.39	86.85467	20,271.01		Aug	$ 78.57581
4/25/2014	230.03	86.85467	19,979.18		Sept	$ 74.44433
				69,378.76	Oct	$ 68.03900
					Nov	$ 62.31033
5/11/2014	226.06	88.89452	20,095.50		Dec	$ 45.48970
5/23/2014	211.56	88.89452	18,806.52		Sum	$ 767.30374
				38,902.02	Average	$ 76.73037
6/2/2014	229.14	89.41667	20,488.94
6/23/2014	217.78	89.41667	19,473.16
6/30/2014	227.89	89.41667	20,377.16
60,339.26
7/9/2014	214.15	86.02194	18,421.60
7/28/2014	218.08	86.02194	18,759.66
37,181.26
8/12/2014	225	78.57581	17,679.56
8/25/2014	241.77	78.57581	18,997.27
8/29/2014	211.2	77.57581	16,595.21
53,272.04
9/8/2014	223.84	74.44433	16,663.62
9/15/2014	226.53	74.44433	16,863.87
9/25/2014	218.63	74.44433	16,275.76
49,803.26
10/3/2014	228.49	68.039	15,546.23
10/17/2014	225.23	68.039	15,324.42
10/22/2014	224.75	68.039	15,291.77
10/31/2014	223.83	68.039	15,229.17
61,391.59
11/18/2014	209.4	62.31033	13,047.78
11/24/2014	212.03	62.31033	13,211.66
26,259.44
12/10/2014	213.04	45.4897	9,691.13
12/22/2014	209.5	45.4897	9,530.09
12/29/2014	207.35	45.4897	9,432.29
28,653.51

TOTALS	5,777.41			436,860.13

		Net Reserves		Future Net Cash Flow
Category		Oil (Barrels) Gas	(mcf)	Total ($M)	PW(10) ($M)
Proved Developed
Producing	Cisco Field	37,295	0	$ 1,332.05	$ 474.60
	Cisco Field	1,846	61,521	$ 49.96	$ 42.95
	Cisco Total	39,141	61,521	$ 1,382.01	$ 517.55
	Mason Lake Field	31,687	0	$ 980.07	$ 724.64
PDP Total	All fields	70,828	61,521	$ 2,362.09	$ 1,242.19
Non Producing	Ragged Point Field	41,096	0	$ 1,940.44	$ 1,247.85
	Cisco Field	419	419,233	$ 506.92	$ 374.57
PDNP Total	All fields	41,515	419,233	$ 2,447.37	$ 1,622.42
	Total (all fields)	112,343	480,754	$ 4,809.45	$ 2,864.61